PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 22, 2002


                     Horizon Financial Services Corporation
                   --- ---------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-24036                42-1419757
       --------------              ---------------          ----------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                  301 First Avenue East, Oskaloosa, Iowa 52577
               --- ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (641)673-8328
                            ------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

               On January 22, 2002, the Registrant issued the following press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

                (a)   Exhibits:
                        Exhibit 99 - Press Release dated January 22, 2002.

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HORIZON FINANCIAL SERVICES CORPORATION


Date:  January 22, 2002             By: /s/ Robert W. DeCook
       ------------------              -------------------------------------
                                       Robert W. DeCook
                                       President and Chief Executive Officer